As filed with the Securities and Exchange Commission on December 14, 2017

Registration No. 333-218751

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

FORM S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

CLARUS CORPORATION

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	58-1972600 (I.R.S. Employer Identification No.)
2084 East 3900 South Salt Lake City, UT 84124 (801) 278-5552 (Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Warren B. Kanders
Executive Chairman of the Board of Directors

Clarus Corporation

2084 East 3900 South

Salt Lake City, UT 84124

(801) 278-5552

(Name, address, including zip code and telephone number, including area code, of agent for service of process)

Copy to: Robert L. Lawrence, Esq. Kane Kessler, P.C. 666 Third Avenue New York, NY 10017 (212) 541-6222

Approximate Date of Commencement of Proposed Sale to Public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than the securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a registration statement pursuant to General Instruction I.D. or a post effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following. [ ]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following. [__]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer    ☐    Accelerated filer    ☒    Non-accelerated filer    ☐    Small reporting company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act . ☐

EXPLANATORY NOTE

Clarus Corporation is filing this Amendment No. 2 to its registration statement on Form S-3 (File No. 333-218751)  (“Registration Statement”), to refile Exhibit 5.1 to the Registration Statement. Accordingly, this Amendment No. 2 to the Registration Statement only consists of the facing page, this explanatory note, Part II of the Registration Statement, the signature pages to the Registration Statement, the Exhibit Index and Exhibit 5.1 filed herewith. Part I of the Registration Statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

The expenses to be paid by us in connection with the distribution of securities of Clarus Corporation (the “Registrant”) being registered are as set forth in the following table:

Registration Fee - Securities and Exchange Commission	$25,358
*Legal Fees and Expenses	75,000
*Accounting Fees and Expenses	15,000
*Printing Fees and Expenses	1,000
*Blue Sky Fees	-
*Miscellaneous	20,000
________________
*Total	$136,358

*	Estimated

Item 15. Indemnification of Directors and Officers

Under Section 145 of the Delaware General Corporation Law (“DGCL”), a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise, against expenses, costs or fees (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (a) if such person acted in good faith and in a manner that such person reasonably believed to be in or not opposed to the best interests of the corporation and (b) with respect to any criminal action or proceeding, if such person had no reasonable cause to believe such conduct was unlawful. To the extent that such person has been successful on the merits or otherwise in defending any such action, suit or proceeding referred to above or any claim, issue or matter therein, he or she is entitled to indemnification for expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. In the case of an action or suit by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such action or suit was brought, shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Section 145 provides that, to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or manner therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The Registrant’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), provides that the Registrant shall indemnify to the full extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the Registrant or any predecessor of the Registrant or serves or served any other enterprise as a director, officer or employee at the request of the Registrant or any predecessor of the Registrant.

The Registrant’s Amended and Restated By-Laws, as amended (the  “By-Laws”), provide that the Registrant shall, to the maximum extent and in the manner permitted by the DGCL indemnify any person against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Registrant. For purposes of such provisions, the By-Laws defines a  “director” or  “officer” of the Registrant as, in addition to any director or officer of the Registrant, any person who is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise or who was a director or officer of a corporation which was a predecessor corporation of the Registrant or of another enterprise at the request of such predecessor corporation.  The Registrant’s By-Laws provide that the Registrant shall be required to indemnify a director or officer in connection with an action, suit or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit or proceeding (or part thereof) by the director or officer was authorized by the Board of Directors of the Registrant. The Registrant is required to pay the expenses (including attorneys’ fees) incurred by a director or officer of the Registrant entitled to such indemnification in defending any such action, suit or proceeding; provided, however, that payment of expenses incurred by a director or officer of the Registrant in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it shall ultimately be determined that the director or officer is not entitled to be indemnified. Any repeal or modification of the foregoing provisions of the Registrant’s By-Laws shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

The By-Laws provide that if such an indemnification claim provided for under the By-Laws is not paid in full by the Registrant within sixty (60) days after a written claim has been received by the Registrant, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the person claiming indemnification may at any time thereafter bring suit against the Registrant to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Registrant to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by a person claiming indemnification to enforce a right to indemnification hereunder (but not in a suit brought by any such person to enforce a right to an advancement of expenses), it shall be a defense that such person has not met the applicable standard of conduct set forth in the DGCL. In any suit by the Registrant to recover an advancement of expenses pursuant to the terms of an undertaking, the Registrant shall be entitled to recover such expenses upon a final adjudication that such person has not met the applicable standard of conduct set forth in the DGCL. Neither the failure of the Registrant (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of any such suit that indemnification is proper in the circumstances because the person claiming  indemnification has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Registrant (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by a person claiming indemnification, be a defense to such suit. In any suit brought by a person claiming indemnification to enforce a right hereunder, or by the Registrant to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that such person is not entitled to be indemnified or to such advancement of expenses shall be on the Registrant.

The By-Laws provide that the rights to indemnification and to the advancement of expenses conferred thereunder are not exclusive of any other right which any person may have or acquire under any statute, the Certificate of Incorporation, the By-Laws, by agreement, by vote of stockholders or disinterested directors or otherwise.

The Registrant’s directors and officers are insured (subject to certain exceptions and deductions) against liabilities which they may incur in their capacity as such including liabilities under the Securities Act, under liability insurance policies carried by the Registrant.

Item 16. Exhibits and Financial Statement Schedules

The following exhibits are included herein or incorporated by reference:

Exhibit	Description

1.1	Form of Underwriting Agreement. (1)

4.1	Amended and Restated Certificate of Incorporation of the Registrant (filed as Appendix C to the Registrant’s Definitive Proxy Statement, filed with the Commission on November 6, 2002 and incorporated herein by reference).

4.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 of the Registrant’s Current Report on Form 8-K, filed with the Commission on July 31, 2003 and incorporated herein by reference).

4.3	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on August 14, 2017 and incorporated herein by reference).

4.4	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on January 24, 2011 and incorporated herein by reference).

4.5	Amended and Restated Bylaws of the Registrant (filed as Appendix D to the Registrant’s Definitive Proxy Statement, filed with the Commission on November 6, 2002 and incorporated herein by reference).

4.6	Amendment No. 1 to the Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.4 to the Registrant’s Annual Report on Form 10-K, filed with the Commission on March 31, 2003 and incorporated herein by reference).

4.7	Amendment No. 2 to the Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on June 4, 2010 and incorporated herein by reference).

4.8	Amendment No. 3 to the Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.2 to the Registrant’s Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2010 and incorporated herein by reference).

4.9	Amendment No. 4 to the Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on June 9, 2016 and incorporated herein by reference).

4.10	Amendment No. 5 to the Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q, filed with the Commission on August 7, 2017 and incorporated herein by reference).

4.11	Form of Certificate of Designation of Series A Junior Participating Preferred Stock (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on February 13, 2008 and incorporated herein by reference).

4.12	Registrant’s Specimen Common Stock Certificate (filed as Exhibit 4.2 to the Registrant’s Annual Report on Form 10-K, filed with the Commission on March 15, 2011 and incorporated herein by reference).

4.13	Form of Rights Certificate (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on February 13, 2008 and incorporated herein by reference).

4.14	Rights Agreement, dated as of February 12, 2008, by and between Clarus Corporation and American Stock Transfer & Trust Company (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the Commission on February 13, 2008 and incorporated herein by reference).

4.15	Form of Indenture between the Registrant and [__________], as Trustee. (4)

4.16	Form of Debt Securities. (4)

5.1	Opinion of Kane Kessler, P.C. (2)

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges. (4)

23.1	Consent of Independent Registered Public Accounting Firm. (4)

23.2	Consent of Independent Auditor. (4)

23.3	Consent of Kane Kessler, P.C. (Included in Exhibit 5.1). (2)

24.1	Power of Attorney (included on the signature pages of the Registration Statement hereto). (4)

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (3)

__________________________

(1)	To be filed, if necessary, by post-effective amendment to this Registration Statement or incorporated by reference from documents filed or to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.
(2)	Filed herewith.
(3)	To be filed separately pursuant to the requirements of Section 305(b)(2) of the Trust Indenture Act of 1939, as amended
(4)	Previously filed.

Item 17. Undertakings

(a)	The undersigned registrant hereby undertakes:
	(1)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
(i)	each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this registration statement as of the date the filed prospectus was deemed part of and included in this registration statement; and
(ii)	each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in this registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such effective date.

(5)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
(ii)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
(iii)	the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
(iv)	any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)	The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(c)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding), is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
(d)	The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee under either indenture to act under subsection (a) of section 310 of the Trust Indenture Act of 1939 (the “Act”) in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake, State of Utah, on December 14, 2017.

CLARUS CORPORATION

By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Chief Financial Officer and Chief Administrative Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on December 14, 2017:

Name	Title

*	Executive Chairman and Director (Principal Executive Officer)
Warren B. Kanders

/s/ Aaron J. Kuehne	Chief Financial Officer and Chief Administrative Officer (Principal Financial Officer
Aaron J. Kuehne	and Principal Accounting Officer)

*	Director
Donald L. House

*	Director
Nicholas Sokolow

*	Director
Michael A. Henning

* By: /s/ Aaron J. Kuehne

Aaron J. Kuehne

 Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, State of Utah, on December 14, 2017:

EVEREST/SAPPHIRE ACQUISITION, LLC

By: /s/ Warren B. Kanders

Name: Warren B. Kanders
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on December 14, 2017:

Name	Title

*
Warren B. Kanders	President and Manager (Principal Executive Officer)

/s/ Aaron J. Kuehne
Aaron J. Kuehne	Manager, Secretary and Treasurer (Principal Financial and Accounting Officer)

* By: /s/ Aaron J. Kuehne

Aaron J. Kuehne

 Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, State of Utah, on December 14, 2017:

BLACK DIAMOND EQUIPMENT, LTD.

By: /s/ John Walbrecht

Name: John Walbrecht
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on December 14, 2017:

Name	Title

*
Warren B. Kanders	Director

*
John Walbrecht	President and Director (Principal Executive Officer)

/s/ Aaron J. Kuehne
Aaron J. Kuehne	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

* By: /s/ Aaron J. Kuehne

Aaron J. Kuehne

 Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, State of Utah, on December 14, 2017:

BD NORTH AMERICAN HOLDINGS, LLC

By: /s/ John Walbrecht

Name: John Walbrecht
Title: President

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on December 14, 2017:

Name	Title

*
Warren B. Kanders	Manager

*
John Walbrecht	President and Manager (Principal Executive Officer)

/s/ Aaron J. Kuehne
Aaron J. Kuehne	Secretary and Treasurer (Principal Financial and Accounting Officer)

* By: /s/ Aaron J. Kuehne

Aaron J. Kuehne

 Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, State of Utah, on December 14, 2017:

BLACK DIAMOND RETAIL, INC.

By: /s/ John Walbrecht

Name: John Walbrecht
Title: President and Chief Executive Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on December 14, 2017:

Name	Title

*
Warren B. Kanders	Director

*
John Walbrecht	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Aaron J. Kuehne
Aaron J. Kuehne	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

* By: /s/ Aaron J. Kuehne

Aaron J. Kuehne

 Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, State of Utah, on December 14, 2017:

BD EUROPEAN HOLDINGS, LLC

By: /s/ John Walbrecht

Name: John Walbrecht
Title: President

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on December 14, 2017:

Name	Title

*
Warren B. Kanders	Manager

*
John Walbrecht	President and Manager (Principal Executive Officer)

/s/ Aaron J. Kuehne
Aaron J. Kuehne	Secretary and Treasurer (Principal Financial and Accounting Officer)

* By: /s/ Aaron J. Kuehne

Aaron J. Kuehne

 Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sedalia, State of Missouri, on December 14, 2017:

SIERRA BULLETS, L.L.C

By: /s/ Warren B. Kanders

Name: Warren B. Kanders
Title: Chief Executive Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on December 14, 2017:

Name	Title

*
Warren B. Kanders	Manager and Chief Executive Officer Principal Executive Officer)

*
Patrick Daly	President and Manager

/s/ Aaron J. Kuehne
Aaron J. Kuehne	Manager and Secretary (Principal Financial and Accounting Officer)

* By: /s/ Aaron J. Kuehne

Aaron J. Kuehne

 Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, State of Utah, on December 14, 2017:

PIEPS SERVICE, LLC

By: /s/ John Walbrecht

Name: John Walbrecht
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on December 14, 2017:

Name	Title

*
John Walbrecht	President and Manager (Principal Executive Officer)

/s/ Aaron J. Kuehne
Aaron J. Kuehne	Secretary, Treasurer and Manger (Principal Financial and Accounting Officer)

* By: /s/ Aaron J. Kuehne

Aaron J. Kuehne

 Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Description

5.1	Opinion of Kane Kessler, P.C. (1)

__________________________

(1)	Filed herewith.